                                      EXHIBIT 24

                                  POWERS OF ATTORNEY

                               DIGI INTERNATIONAL INC.

                                  Power of Attorney
                              of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Jerry A. Dusa and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of December, 1997.



                                       /s/ John P. Schinas
                                       ---------------------------------------
                                       John P. Schinas

                               DIGI INTERNATIONAL INC.

                                  Power of Attorney
                              of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Jerry A. Dusa and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of December, 1997.



                                       /s/ Robert S. Moe
                                       ---------------------------------------
                                       Robert S. Moe

                               DIGI INTERNATIONAL INC.

                                  Power of Attorney
                              of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Jerry A. Dusa and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of December, 1997.



                                       /s/ Willis K. Drake
                                       ---------------------------------------
                                       Willis K. Drake

                               DIGI INTERNATIONAL INC.

                                  Power of Attorney
                              of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Jerry A. Dusa and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of December, 1997.



                                       /s/ David Stanley
                                       ---------------------------------------
                                       David Stanley

                               DIGI INTERNATIONAL INC.

                                  Power of Attorney
                              of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Jerry A. Dusa and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of December, 1997.



                                       /s/ Richard E. Eichhorn
                                       ---------------------------------------
                                       Richard E. Eichhorn

                               DIGI INTERNATIONAL INC.

                                  Power of Attorney
                              of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Jerry A. Dusa and Jonathon E. Killmer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of December, 1997.



                                       /s/ Mykola Moroz
                                       ---------------------------------------
                                       Mykola Moroz